Exhibit 10.4

                                  FORM OF
                              COMMSCOPE, INC.
                       2006 LONG-TERM INCENTIVE PLAN
               DIRECTOR'S NONQUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, made as of the __ day of ________, 2006 (the "Grant Date"), between CommScope, Inc., a Delaware corporation (the "Company"), and __________ (the "Grantee").

          WHEREAS, the Company has adopted the CommScope, Inc. 2006 Long-Term Incentive Plan (the "Plan") in order to provide an additional incentive to certain employees and directors of the Company and its Subsidiaries; and

          WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Grantee as provided herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Grant of Option.
               ---------------

               1.1 The Company hereby grants to the Grantee the right and option (the "Option") to purchase all or any part of an aggregate of ___________ whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement.

               1.2 The Option is not intended to qualify as an Incentive Stock Option.

               1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference); and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

          2.   Purchase Price.
               --------------

               The price at which the Grantee shall be entitled to purchase Shares upon the exercise of the Option shall be $_____ per Share.

          3.   Duration of Option.
               ------------------

               The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

          4.   Vesting and Exercisability of Option.
               ------------------------------------

               Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Grantee to purchase, in whole at any time or in part from time to time, thirty-three and one-third percent (33-1/3%) of the total number of Shares covered by the Option after the expiration of one
(1) year from the Grant Date, an additional thirty-three and one-third percent (33-1/3%) of the total number of Shares covered by the Option after the second anniversary of the Grant Date, and the remainder of the number of Shares subject to the Option after the third anniversary of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised as herein provided, during the remaining period of the Exercise Term. Any fractional number of Shares resulting from the application of the percentages set forth in this Section 4 shall be rounded to the next higher whole number of Shares.

          5.   Manner of Exercise and Payment.
               ------------------------------

               5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse on this Agreement a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

               5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by check or, if indicated in the notice, such payment shall follow by check from a registered broker acting as agent on behalf of the Grantee. However, at the discretion of the Committee appointed to administer the Plan, the Grantee may pay the exercise price in part or in full by transferring to the Company unrestricted Shares owned by the Grantee prior to the exercise of the Option having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such shares are substituted. "Fair Market Value" shall mean (i) if the Shares are listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the Shares on such date on the New York Stock Exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price, (ii) if the Shares are not so listed, but are listed on another national securities exchange, the closing price at the close of the primary trading session of the Shares on such date on such exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price, (iii) if the Shares are not listed for trading on the New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the Shares on such date as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no price shall have been so quoted for such date, on the next preceding date for which such price was so quoted, or (iv) if the Shares are not listed for trading on a national securities exchange or are not authorized for quotation on NASDAQ, the fair market value of the Shares as determined in good faith by the Committee.

               5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to this Agreement and the Plan, take such action as may be necessary to effect the transfer to the Grantee of the number of Shares as to which such exercise was effective.

               5.4 The Grantee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Grantee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Grantee, and (iii) the Grantee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Grantee shall have full voting and other ownership rights with respect to such Shares.

          6.   Ceasing to Serve as Director.
               ----------------------------

               6.1 Death, Disability or Retirement. In the event the Grantee ceases to serve as a director for any reason other as a result of his death, Disability or his voluntary retirement after age 55 ("Retirement"), this Option shall be exercisable during its remaining term, to the extent that the Option or portion thereof was exercisable on the date the Grantee ceased to be a director. In the event the Grantee ceases to serve as a director of the Company by reason of the Grantee's death, Disability or Retirement, any portion of the Option that is not yet vested and exercisable on the date of the termination of service, shall become immediately vested and fully exercisable on such date, and shall remain exercisable during its remaining term of the Option, by the Grantee or the Grantee's legatee or legatees under his will, or by his personal representatives or distributees, as applicable.

               6.2 No Extension of Exercise Term. Notwithstanding the terms of Section 6.1 and except as provided in this Section 6.2, in no event may the Option be exercised by anyone after the expiration of the Exercise Term. In the event of the death of the Grantee prior to the expiration of the Exercise Term, the Option may be exercised for one (1) year following the death of the Grantee even if such period extends beyond the Exercise Term.

          7.   Effect of Change of Control.
               ---------------------------

               Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change of Control the Option shall become immediately vested and fully exercisable.

          8.   Non-transferability.
               -------------------

               The Option shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). During the lifetime of the Grantee, the Option shall be exercisable only by the Grantee, his or her legal guardian or legal representatives or a bankruptcy trustee. Notwithstanding the foregoing and unless prohibited by applicable law, the Option may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Agreement and the Plan, a transferee of an Option shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

          9.   Adjustments.
               -----------

               In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or securities subject to the Option and the purchase price for such Shares or other securities. The Committee's adjustment shall be made in accordance with the provisions of Article 13 of the Plan and shall be final, binding and conclusive for all purposes of the Plan and this Agreement.

          10.  Effect of Certain Transactions.
               ------------------------------

               Subject to Section 7 hereof, upon the effective date of the liquidation, dissolution, merger or consolidation of the Company (in each case, a "Transaction"), the Option shall continue in effect in accordance with its terms, except that following a Transaction either (a) the Option shall be treated as provided for in the plan or agreement entered into in connection with the Transaction (the "Transaction Agreement") or (b) if not so provided in the Transaction Agreement, the Grantee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction.

          11.  Grantee Bound by the Plan.
               -------------------------

               The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

          12.  Modification of Agreement.
               -------------------------

               This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto. No waiver by either party hereto of any breach by the other party hereto of any provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions at the time or at any prior or subsequent time.

          13.  Severability.
               ------------

               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          14.  Governing Law.
               -------------

               The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          15.  Successors in Interest.
               ----------------------

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Grantee's beneficiaries, heirs, executors, administrators and successors.

          16.  Resolution of Disputes.
               ----------------------

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.

          17.  Consent to Jurisdiction.
               -----------------------

               Each of the parties hereby (a) agrees to personal jurisdiction in any suit, proceeding or action at law or in equity (hereinafter referred to as an "Action") arising out of or relating to the Plan or this Agreement brought in any state or federal court in the State of North Carolina having subject matter jurisdiction, (b) agrees that such jurisdiction shall be exclusive and that no Action arising out of or relating to the Plan or this Agreement shall be brought in any state or federal court other than that in the State of North Carolina, (c) waives any objection which the party may have now or hereafter to the laying of the venue of any such Action and (d) waives any claim or defense of inconvenient forum.


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                              COMMSCOPE, INC.

                              -----------------------------------------
                              By:
                              Title:

                              GRANTEE


                              ------------------------------------------
                              Signature


                              Print Name:
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